UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2019

Cadence Bancorporation

(Exact name of registrant as specified in its charter)

Delaware	001-38058	47-1329858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 3800 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 per share	CADE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On June 26, 2019, Cadence Bancorporation, a Delaware corporation (the “Company”) completed the public offer and sale of $85,000,000 aggregate principal amount of its 4.75% Fixed to Floating Rate Subordinated Notes due 2029 (the “Notes”). The Notes were issued pursuant to an Indenture, dated as of June 26, 2019 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of June 26, 2019, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Notes were sold pursuant to an Underwriting Agreement, dated as of June 20, 2019 (the “Underwriting Agreement”), by and among the Company, Sandler O’Neill & Partners, L.P. and U.S. Bancorp Investments, Inc., acting as representatives of the several underwriters named in Schedule I to the Underwriting Agreement.

The Underwriting Agreement, the Indenture and the Notes are more fully described in the prospectus supplement, filed with the Securities and Exchange Commission (the “Commission”) on June 21, 2019, to the accompanying prospectus filed with the Commission on May 21, 2018, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-225075) (the “Registration Statement”).

The Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Form of Global Notes for the Notes are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2 and 4.3 respectively, and are incorporated into this Item 8.01 by reference. The foregoing descriptions of the Underwriting Agreement, the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 4.1, 4.2 and 4.3.

Exhibits 1.1 and 5.1 contained in Item 9.01 hereof are incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 20, 2019, by and among the Company, Sandler O’Neill & Partners, L.P. and U.S. Bancorp Investments, Inc., acting as representatives of the several underwriters named in Schedule I to the Underwriting Agreement.

4.1	Base Indenture, dated as of June 26, 2019, between Cadence Bancorporation and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of June 26, 2019, between Cadence Bancorporation and U.S. Bank National Association, as trustee.

4.3	Form of Global Notes for Cadence Bancorporation’s 4.75% Fixed to Floating Rate Subordinated Notes due 2029 (included in Exhibit 4.2 of this Current Report on Form 8-K).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadence Bancorporation

Date: June 26, 2019	By:	/s/ Jerry W. Powell
	Name:	Jerry W. Powell
	Title:	Executive Vice President and General Counsel